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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): July 26, 1996



                          GENESIS HEALTH VENTURES, INC.
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             (Exact name of Registrant as specified in its charter)


            Pennsylvania                                 1-11666                                 06-1132947
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
  (State or other jurisdiction of               (Commission File Number)                      (I.R.S. Employer
   incorporation or organization)                                                          Identification Number)



                              148 West State Street
                       Kennett Square, Pennsylvania 19348
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (610) 444-6350
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                      Item 7 is hereby amended as follows

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired.

                  The following Financial Statements are incorporated by reference to the Form 8-K/A (Number 1) of Genesis for May 3, 1996:

                        National Health Care Affiliates, Inc. and Related Entities -- Audited Combined Financial Statements for the Year-Ended December 31, 1995

                        Report of Independent Auditors

                        Combined Balance Sheet

                        Combined Statement of Earnings

                        Combined Statement of Owners' Equity

                        Combined Statement of Cash Flows

                        Notes to Combined Financial Statements

                        National Health Care Affiliates, Inc. and Related Entities -- Unaudited Combined Financial Statements for the Quarter ended March 31, 1996

                        Combined Balance Sheet

                        Combined Statement of Earnings

                        Combined Statement of Cash Flows



         (b)      Pro Forma Financial Information

                  Unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 1995 and the nine months ended June 30, 1996.\1

                  Unaudited pro forma condensed consolidated balance sheet at June 30, 1996.\1

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\1 Incorporated by reference to Genesis Health Ventures, Inc. Current Report on
   Form 8-K as amended dated October 10, 1996.
         (c)      Exhibits.

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         Number     Title
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         1.         Purchase Agreement, dated May 3, 1996, by and among Mark E.
                    Hamister, Oliver C. Hamister, George E. Hamister, Julia L. Hamister, The George E. Hamister Trust, The Oliver C. Hamister Trust, National Health Care Affiliates, Inc., Oak Hill Health Care Center, Inc., Derby Nursing Center Corporation, Delaware Avenue Partnership, EIDOS, Inc., VersaLink Inc., certain other individuals and Genesis Health Ventures, Inc. (Incorporated by reference to Exhibit No. 1 filed with the Form 8-K of Genesis for May 3, 1996)

        *2. Purchase Agreement Addendum, dated July 24, 1996, by and among Mark E. Hamister, Oliver C. Hamister, George E. Hamister, Julia L. Hamister, The George E. Hamister Trust, The Oliver C. Hamister Trust, National Health Care Affiliates, Inc., Oak Hill Health Care Center, Inc., Derby Nursing Center Corporation, Delaware Avenue Partners, EIDOS, Inc., VersaLink Inc., certain other individuals and Genesis Health Ventures, Inc.

        *3.         Press Release, dated July 26,  1996.





        * Previously filed









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     GENESIS HEALTH VENTURES, INC.



                                 By: /S/ Ira C. Gubernick
                                     ------------------------------------------
                                    Ira C. Gubernick, Associate
                                    General Counsel & Secretary


Date: October 9, 1996










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